UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2020

Date of reporting period:	May 1, 2019 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Equity Spectrum Fund

Semiannual report
10 | 31 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PYSAX

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 11, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Equity Spectrum Fund has the flexibility to invest across a wide range of companies. Portfolio Manager David Glancy seeks mispriced stocks and overlooked opportunities in stocks that receive limited research coverage.

An experienced manager

Portfolio Manager David Glancy has been investing since 1987, building a record over three decades. He takes a flexible approach that focuses on corporate balance sheets, capital structure, and the fundamental strengths of individual companies.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations and negative performance adjustments to the fund’s base management fee, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/19. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

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David has an M.B.A. from Goizueta Business School, Emory University, and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Jacquelyne J. Cavanaugh is an Assistant Portfolio Manager of the fund.

David, how was the investing environment for the reporting period?

The fixed-income and equity markets posted generally positive results despite a sharp sell-off in risk assets in May and August 2019. Falling U.S. interest rates provided a powerful counterweight to concerns about slowing global growth and a host of geopolitical uncertainties led by the U.S.–China trade conflict.

In an effort to support economic growth, the Federal Reserve became increasingly dovish in its communications as the period progressed. To keep the U.S. economy on solid footing, the Fed reduced its benchmark rate by a quarter of a percentage point in July, September, and October 2019. However, at the October policy meeting, Fed officials signaled that they could be nearing a pause given the resiliency of the U.S. economy.

How did the fund perform in this environment?

For the six-month period ended October 31, 2019, the fund posted a slightly positive return but underperformed its benchmark, the S&P 500 Index. The underperformance was due to weakness in a few key holdings.

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Allocations are shown as a percentage of portfolio market value as of 10/31/19. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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It is important to note that the fund has a concentrated portfolio strategy, meaning that the fund is invested in a relatively small number of securities. Therefore, security-specific risks can cause the fund’s performance to differ substantially from that of the broad market indexes.

What holdings detracted from the fund’s performance during the period?

The fund’s investments in Uber Technologies was the top detractor for the period. Shares of the ride-sharing company have not performed well since Uber’s initial public offering [IPO] in May 2019. Uber’s lackluster earnings and its path to profitability have been disappointing for investors. The stock closed the period below its $45 IPO price.

Jazz Pharmaceuticals reported strong commercial results during the period, which exceeded analyst expectations. However, investors were anticipating news on the upcoming commercial opportunity for Jazz’s next generation narcolepsy treatment and the July 2019 launch of Sunosi, which treats excessive daytime sleepiness. With the results due after the close of the reporting period, Jazz underperformed the broader equity market’s strong returns for the period as investors awaited those results.

Our investment in Pioneer Natural Resources, one of the largest oil and gas exploration and production [E&P] companies, also was a weak performer. The company posted strong results but underperformed the broader markets along with the rest of the energy complex. E&P companies are generally more highly leveraged from a balance sheet perspective, which can increase their risk factor. In addition, the E&P industry has been affected by volatile commodity prices, which have fluctuated over the past several years due to concerns about global demand.

Could you highlight some holdings that contributed to performance for the period?

EchoStar, the satellite communications company, was the fund’s top performer for the period. EchoStar has been aggressively shifting its strategy to capitalize on its main growth business, Hughes Communications. Hughes Communications offers satellite internet to consumers who can’t access broadband. The strength and capacity of the company’s balance sheet lifted investor optimism about potential transformative acquisitions and/or corporate restructurings.

VanEck Vectors Gold Miners Exchange Traded Fund [ETF] was the second-largest contributor to performance. This portfolio of gold miners is highly correlated to the price of gold. With trade tensions and concerns over global economic growth persisting, many investors sought safe-haven assets such as gold. Accordingly, shares of the ETF rallied in response to rising gold prices, which climbed 17% during the period.

The fund’s investment in The Medicines Company also enjoyed robust performance. With strong clinical testing results for its cholesterol-lowering therapy, Inclisirian, investors became optimistic about the company’s prospects in the large commercial category of cardiovascular therapeutics.

Did you make any adjustments to the portfolio during the period?

We did not make any notable changes within the portfolio during the period. Many of the investment themes surrounding these companies are long term in nature.

The fund continued to be invested in a limited number of companies and in particular sectors. Communications services, health care, information technology, and materials represented the largest sector allocations during the period. The sizes of the largest positions in the portfolio remained fairly constant, as our theses for these

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holdings remain intact. We believe the fund’s concentrated approach allows us to invest in what we consider to be our best ideas and help differentiate the fund from its benchmark over time.

What was the status of the fund’s cash position at period-end?

At period-end, cash levels in the fund as a percentage of portfolio value were about half the size that they were at the start of the six-month period. Cash in the portfolio may assist the fund in meeting redemptions and can serve as “dry powder” that allows us to respond quickly to new investment opportunities when price dislocations occur.

What is your outlook for 2020?

With the bull market in its 10th year and economic growth slowing, we expect the correlation between stocks and other asset classes to decline. We believe this market environment offers opportunities for active managers to seek out truly differentiated ideas. In our view, selecting companies with idiosyncratic risk may offer return potential beyond that offered by a broader market exposure.

We continue to have a high level of confidence in the fund’s holdings due to potential transformational events in their future. Despite the sometimes disappointing short-term results, we believe shareholders will ultimately be rewarded for their patience.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Allocations are shown as a percentage of portfolio market value as of 10/31/19. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/18/09)
Before sales charge	11.38%	158.09%	9.95%	–7.74%	–1.60%	5.91%	1.93%	–1.55%	0.37%
After sales charge	10.75	143.25	9.30	–13.04	–2.76	–0.18	–0.06	–7.21	–5.41
Class B (5/18/09)
Before CDSC	10.74	143.12	9.29	–11.11	–2.33	3.56	1.17	–2.27	0.00
After CDSC	10.74	143.12	9.29	–12.68	–2.68	0.56	0.19	–7.16	–5.00
Class C (5/18/09)
Before CDSC	10.58	139.51	9.13	–11.13	–2.33	3.57	1.18	–2.28	0.00
After CDSC	10.58	139.51	9.13	–11.13	–2.33	3.57	1.18	–3.25	–1.00
Class M (5/18/09)
Before sales charge	10.82	145.46	9.40	–10.01	–2.09	4.36	1.43	–2.05	0.12
After sales charge	10.44	136.87	9.01	–13.16	–2.78	0.71	0.24	–5.47	–3.39
Class R (5/18/09)
Net asset value	11.10	151.72	9.67	–8.89	–1.84	5.13	1.68	–1.80	0.26
Class Y (5/18/09)
Net asset value	11.66	164.71	10.22	–6.56	–1.35	6.73	2.20	–1.30	0.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

Recent performance benefited from receipt of a class action settlement in November 2018 related to Altisource Portfolio Solutions SA.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	14.59%	260.96%	13.70%	66.81%	10.78%	51.73%	14.91%	14.33%	4.16%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 10/31/19

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/19	$35.52	$37.69	$33.12	$33.05	$33.95	$35.18	$34.75	$36.26
10/31/19	35.65	37.82	33.12	33.05	33.99	35.22	34.84	36.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/18/09)
Before sales charge	11.33%	146.84%	9.46%	–8.39%	–1.74%	2.51%	0.83%	–13.03%	0.89%
After sales charge	10.70	132.64	8.81	–13.65	–2.89	–3.39	–1.14	–18.03	–4.91
Class B (5/18/09)
Before CDSC	10.69	132.50	8.80	–11.76	–2.47	0.21	0.07	–13.67	0.52
After CDSC	10.69	132.50	8.80	–13.32	–2.82	–2.79	–0.94	–17.99	–4.48
Class C (5/18/09)
Before CDSC	10.53	129.10	8.64	–11.75	–2.47	0.25	0.08	–13.67	0.52
After CDSC	10.53	129.10	8.64	–11.75	–2.47	0.25	0.08	–14.54	–0.48
Class M (5/18/09)
Before sales charge	10.78	134.86	8.91	–10.64	–2.23	0.99	0.33	–13.46	0.66
After sales charge	10.40	126.64	8.53	–13.77	–2.92	–2.54	–0.85	–16.49	–2.86
Class R (5/18/09)
Net asset value	11.06	140.80	9.19	–9.52	–1.98	1.75	0.58	–13.24	0.76
Class Y (5/18/09)
Net asset value	11.61	153.25	9.74	–7.22	–1.49	3.30	1.09	–12.80	1.04

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/19	0.41%	1.16%	1.16%	0.91%	0.66%	0.16%
Annualized expense ratio for the
six-month period ended 10/31/19*	0.36%	1.11%	1.11%	0.86%	0.61%	0.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.93% from annualizing the performance fee adjustment for the six months ended 10/31/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.81	$5.58	$5.58	$4.33	$3.07	$0.55
Ending value (after expenses)	$1,003.70	$1,000.00	$1,000.00	$1,001.20	$1,002.60	$1,005.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Equity Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.83	$5.63	$5.63	$4.37	$3.10	$0.56
Ending value (after expenses)	$1,023.33	$1,019.56	$1,019.56	$1,020.81	$1,022.07	$1,024.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it concentrates its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s non-diversified status, which means the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund, and the fund’s use of short selling can increase the risks of investing in the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Equity Spectrum Fund 15

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least August 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any

16 Equity Spectrum Fund

applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund

Equity Spectrum Fund 17

complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s underperformance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was largely attributable to the fund’s large holdings in certain companies, including in particular two telecommunications companies and a pharmaceutical company, which had disappointing stock performance. The Trustees noted Putnam Management’s observation that the fund’s portfolio managers had reduced the size of the fund’s positions in its largest holdings and broadened the range of its investments towards the end of 2018, while maintaining its focused and opportunistic approach.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing

18 Equity Spectrum Fund

the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Equity Spectrum Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Equity Spectrum Fund

The fund’s portfolio 10/31/19 (Unaudited)

COMMON STOCKS (81.8%)*	Shares	Value
Aerospace and defense (3.2%)
General Dynamics Corp.	19,700	$3,482,960
Northrop Grumman Corp.	16,700	5,886,416
United Technologies Corp.	15,900	2,282,922
		11,652,298
Banks (2.1%)
Bank of America Corp.	80,300	2,510,981
Citigroup, Inc.	29,100	2,091,126
JPMorgan Chase & Co.	24,600	3,073,032
		7,675,139
Biotechnology (4.3%)
AbbVie, Inc.	23,700	1,885,335
Amgen, Inc.	8,900	1,897,925
Medicines Co. (The) † S	93,200	4,892,068
Mirati Therapeutics, Inc. †	14,000	1,318,520
NextCure, Inc. †	25,900	647,500
Seattle Genetics, Inc. †	13,000	1,396,200
Vertex Pharmaceuticals, Inc. †	10,400	2,032,992
Y-mAbs Therapeutics, Inc. †	42,300	1,317,645
		15,388,185
Chemicals (5.3%)
Dow, Inc.	12,400	626,076
GCP Applied Technologies, Inc. †	42,400	875,984
LyondellBasell Industries NV Class A	30,800	2,762,760
W.R. Grace & Co.	198,776	13,208,665
Westlake Chemical Corp.	25,900	1,636,621
		19,110,106
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private)
(Germany) † ∆∆ F	114	95
New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private)
(Germany) † ∆∆ F	47	39
		134
Communications equipment (10.8%)
EchoStar Corp. Class A † S	976,046	38,065,794
ViaSat, Inc. †	9,900	681,516
		38,747,310
Diversified telecommunication services (1.1%)
Intelsat SA (Luxembourg) † S	148,800	3,778,032
		3,778,032
Entertainment (1.9%)
Activision Blizzard, Inc.	57,900	3,244,137
Electronic Arts, Inc. †	19,400	1,870,160
Walt Disney Co. (The)	13,700	1,779,904
		6,894,201
Food and staples retail (1.0%)
Walmart, Inc.	31,700	3,717,142
		3,717,142

Equity Spectrum Fund 21

COMMON STOCKS (81.8%)* cont.	Shares	Value
Health-care equipment and supplies (1.3%)
STAAR Surgical Co. † S	145,178	$4,758,935
		4,758,935
Health-care providers and services (1.5%)
Humana, Inc.	13,500	3,971,700
MEDNAX, Inc. †	63,500	1,394,460
		5,366,160
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $151) (Private)
(Germany) † ∆∆ F	228	191
		191
Industrial conglomerates (0.4%)
Honeywell International, Inc.	7,700	1,330,021
		1,330,021
Interactive media and services (2.8%)
Alphabet, Inc. Class C †	8,031	10,119,943
		10,119,943
Internet and direct marketing retail (1.2%)
Amazon.com, Inc. †	2,421	4,301,294
Global Fashion Group SA (acquired 8/2/13, cost $7,569,814) (Private)
(Luxembourg) † ∆∆ F	33,502	72,301
		4,373,595
Media (16.1%)
DISH Network Corp. Class A †	1,683,734	57,886,776
		57,886,776
Metals and mining (1.9%)
Alcoa Corp. †	86,100	1,790,019
Freeport-McMoRan, Inc. (Indonesia)	194,500	1,909,990
Glencore PLC (United Kingdom)	488,792	1,474,756
Ivanhoe Mines, Ltd. Class A (Canada) †	671,300	1,666,655
		6,841,420
Oil, gas, and consumable fuels (5.0%)
Brigham Minerals, Inc. Class A	42,254	806,629
Cenovus Energy, Inc. (Canada)	287,000	2,444,871
Concho Resources, Inc.	15,300	1,033,056
Diamondback Energy, Inc.	11,500	986,240
Kinder Morgan, Inc.	31,900	637,362
Kosmos energy, Ltd.	147,704	915,765
Parsley Energy, Inc. Class A	62,000	980,220
Pioneer Natural Resources Co.	83,016	10,212,628
		18,016,771
Pharmaceuticals (14.9%)
Correvio Pharma Corp. (Canada) †	1,321,106	2,642,212
Jazz Pharmaceuticals PLC †	372,269	46,768,154
Merck & Co., Inc.	25,600	2,218,496
Mylan NV †	47,900	917,285
Pacira Pharmaceuticals, Inc. †	18,700	757,163
		53,303,310

22 Equity Spectrum Fund

COMMON STOCKS (81.8%)* cont.		Shares	Value
Real estate management and development (1.4%)
Altisource Asset Management Corp. (Virgin Islands) † Ω		116,050	$1,572,478
Altisource Portfolio Solutions SA †		196,115	3,490,847
			5,063,325
Semiconductors and semiconductor equipment (2.2%)
Applied Materials, Inc.		66,900	3,629,994
Infineon Technologies AG (Germany)		99,265	1,935,981
Micron Technology, Inc. †		47,700	2,268,135
			7,834,110
Software (2.0%)
Microsoft Corp.		34,200	4,903,254
Nutanix, Inc. Class A †		28,200	824,004
Palo Alto Networks, Inc. †		6,600	1,500,774
			7,228,032
Technology hardware, storage, and peripherals (1.4%)
Apple, Inc.		19,600	4,875,696
			4,875,696
Total common stocks (cost $214,693,039)			$293,960,832

CONVERTIBLE PREFERRED STOCKS (7.0%)*		Shares	Value
Real estate management and development (2.5%)
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $50,000,000) (Virgin Islands) (Private) † ∆∆ Ω F		50,000	$9,000,000
			9,000,000
Road and rail (4.5%)
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15, cost
$18,090,010) (Private) † ∆∆ F		534,933	16,007,870
			16,007,870
Total convertible preferred stocks (cost $68,090,010)			$25,007,870

INVESTMENT COMPANIES (4.6%)*		Shares	Value
iShares MSCI Emerging Markets ETF S		34,200	$1,456,236
VanEck Vectors Gold Miners ETF S		534,600	15,048,990
Total investment companies (cost $13,352,573)			$16,505,226

	Principal amount/
SHORT-TERM INVESTMENTS (16.2%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.07% [d]	Shares	24,411,075	$24,411,075
Putnam Short Term Investment Fund 1.98% L	Shares	13,851,607	13,851,607
U.S. Treasury Bills 1.845%, 12/5/19 ‡		$10,000,000	9,985,902
U.S. Treasury Bills 1.639%, 4/23/20 ‡		10,000,000	9,926,654
Total short-term investments (cost $58,168,279)			$58,175,238

TOTAL INVESTMENTS
Total investments (cost $354,303,901)			$393,649,166

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Equity Spectrum Fund 23

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2019 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $359,266,815.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $25,080,496, or 7.0% of net assets.

Ω Affiliated company (Note 5).

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $9,750,983 to cover securities sold short.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

SECURITIES SOLD SHORT at 10/31/19 (Unaudited)

COMMON STOCKS (2.4%)*	Shares	Value
Consumer staples (0.5%)
Kimberly-Clark Corp.	13,100	$1,740,728
		1,740,728
Consumer discretionary (1.1%)
Planet Fitness, Inc. Class A †	16,200	1,031,292
Pool Corp.	9,600	1,991,040
Domino’s Pizza, Inc.	3,700	1,004,994
		4,027,326
Financials (0.2%)
Cincinnati Financial Corp.	7,900	894,359
		894,359
Industrials (0.6%)
3M Co.	6,900	1,138,431
Rollins, Inc.	27,400	1,044,214
		2,182,645
Total common stocks (cost $8,385,182)		$8,845,058

INVESTMENT COMPANIES (0.3%)*	Shares	Value
Utilities Select Sector SPDR Fund	14,100	$905,925
Total investment companies (cost $900,455)		$905,925

Total securities sold short (proceeds receivable $9,285,637)		$9,750,983

24 Equity Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$78,678,952	$—	$—
Consumer discretionary	4,301,294	—	72,492
Consumer staples	3,717,142	—	—
Energy	18,016,771	—	—
Financials	7,675,139	—	—
Health care	78,816,590	—	—
Industrials	12,982,319	—	134
Information technology	56,749,167	1,935,981	—
Materials	24,476,770	1,474,756	—
Real estate	5,063,325	—	—
Total common stocks	290,477,469	3,410,737	72,626

Convertible preferred stocks	—	—	25,007,870
Investment companies	16,505,226	—	—
Short-term investments	13,851,607	44,323,631	—
Totals by level	$320,834,302	$47,734,368	$25,080,496

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Securities sold short	$(9,750,983)	$—	$—
Totals by level	$(9,750,983)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/19	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	10/31/19
Common stocks*:
Consumer
discretionary	$1,611,675	$—	$—	$(1,539,183)	$—	$—	$—	$—	$72,492
Industrials	136	—	—	(2)	—	—	—	—	134
Total common stocks	1,611,811	—	—	(1,539,185)	—	—	—	—	72,626
Convertible preferred
stocks	35,088,682	—	—	(10,080,812)	—	—	—	—	25,007,870
Totals	$36,700,493	$—	$—	$(11,619,997)	$—	$—	$—	$—	$25,080,496

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($11,619,997) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Equity Spectrum Fund 25

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input[1]
Private Equity	$16,007,870	Market price	Liquidity discount	5%	Decrease
		Market
Private Equity	325	transaction	Liquidity discount	25%	Decrease
		price
Private Equity	72,301	Market price	Liquidity discount	10%	Decrease
Private Equity	9,000,000	Redemption	Redemption value	$200/Share	Increase
		value	Uncertainty discount	10%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

26 Equity Spectrum Fund

Statement of assets and liabilities 10/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $24,164,635 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $253,842,250)	$344,814,006
Affiliated issuers (identified cost $100,461,651) (Notes 1 and 5)	48,835,160
Dividends, interest and other receivables	181,237
Receivable for shares of the fund sold	99,629
Receivable for investments sold	1,950,440
Receivable from Manager (Note 2)	64,627
Prepaid assets	43,403
Total assets	395,988,502

LIABILITIES
Payable for investments purchased	1,300,751
Payable for shares of the fund repurchased	758,292
Payable for custodian fees (Note 2)	13,530
Payable for investor servicing fees (Note 2)	96,777
Payable for Trustee compensation and expenses (Note 2)	192,931
Payable for administrative services (Note 2)	1,478
Payable for distribution fees (Note 2)	100,727
Securities sold short, at value (proceeds receivable $9,285,637) (Note 1)	9,750,983
Collateral on securities loaned, at value (Note 1)	24,411,075
Other accrued expenses	95,143
Total liabilities	36,721,687

Net assets	$359,266,815

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$417,937,629
Total distributable earnings (Note 1)	(58,670,814)
Total — Representing net assets applicable to capital shares outstanding	$359,266,815

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($137,318,866 divided by 3,851,474 shares)	$35.65
Offering price per class A share (100/94.25 of $35.65)*	$37.82
Net asset value and offering price per class B share ($11,696,012 divided by 353,166 shares)**	$33.12
Net asset value and offering price per class C share ($69,783,779 divided by 2,111,273 shares)**	$33.05
Net asset value and redemption price per class M share ($1,792,711 divided by 52,735 shares)	$33.99
Offering price per class M share (100/96.50 of $33.99)*	$35.22
Net asset value, offering price and redemption price per class R share
($2,411,680 divided by 69,215 shares)	$34.84
Net asset value, offering price and redemption price per class Y share
($136,263,767 divided by 3,738,707 shares)	$36.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 27

Statement of operations Six months ended 10/31/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $3,245)	$842,398
Interest (including interest income of $581,164 from investments in affiliated issuers) (Note 5)	687,543
Securities lending (net of expenses) (Notes 1 and 5)	29,802
Total investment income	1,559,743

EXPENSES
Compensation of Manager (net of performance adjustment of $(1,833,340)) (Note 2)	(410,395)
Investor servicing fees (Note 2)	454,361
Custodian fees (Note 2)	6,917
Trustee compensation and expenses (Note 2)	7,717
Distribution fees (Note 2)	659,646
Administrative services (Note 2)	4,316
Dividend expense for short sales (Note 1)	13,600
Interest expense for short sales (Note 1)	7,017
Blue sky expense	47,054
Other	84,798
Total expenses	875,031
Expense reduction (Note 2)	(16,417)
Net expenses	858,614

Net investment income	701,129

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	10,360,616
Securities from affiliated issuers (Notes 1, 3 and 5)	(7,482,213)
Securities sold short (Note 1)	42,763
Foreign currency transactions (Note 1)	(3,106)
Total net realized gain	2,918,060
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(7,989,574)
Securities from affiliated issuers (Note 5)	5,211,384
Securities sold short	(104,347)
Total change in net unrealized depreciation	(2,882,537)

Net gain on investments	35,523

Net increase in net assets resulting from operations	$736,652

The accompanying notes are an integral part of these financial statements.

28 Equity Spectrum Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/19*	Year ended 4/30/19
Operations
Net investment income	$701,129	$150,583
Net realized gain on investments
and foreign currency transactions	2,918,060	86,919,266
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,882,537)	(80,917,241)
Net increase in net assets resulting from operations	736,652	6,152,608
Decrease from capital share transactions (Note 4)	(78,349,849)	(348,568,826)
Total decrease in net assets	(77,613,197)	(342,416,218)

NET ASSETS
Beginning of period	436,880,012	779,296,230
End of period	$359,266,815	$436,880,012

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	on investments	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2019**	$35.52	.08	.05	.13	—	—	$35.65	.37*	$137,319	.18d*	.22*	21*
April 30, 2019	35.78	.04	(.30)[f]	(.26)	—	—	35.52	(.73)[f]	154,376	.39[d]	.10	34
April 30, 2018	40.60	(.06)	(4.76)	(4.82)	—	—	35.78	(11.87)	236,208.38		(.16)	3
April 30, 2017	33.27	.01	7.32	7.33	—	—	40.60	22.03	390,560.32		.04	11
April 30, 2016	42.13	(.28)	(5.57)	(5.85)	(3.01)	(3.01)	33.27	(14.24)	753,885	1.17[d,e]	(.74)[e]	24
April 30, 2015	42.39	(.34)	1.69	1.35	(1.61)	(1.61)	42.13	3.06	2,091,551	1.26[d]	(.80)	36
Class B
October 31, 2019**	$33.12	(.05)	.05	—[g]	—	—	$33.12	—h*	$11,696	.56d*	(.16)*	21*
April 30, 2019	33.62	(.22)	(.28)[f]	(.50)	—	—	33.12	(1.49)[f]	14,591	1.14[d]	(.65)	34
April 30, 2018	38.43	(.33)	(4.48)	(4.81)	—	—	33.62	(12.52)	21,970	1.13	(.91)	3
April 30, 2017	31.73	(.24)	6.94	6.70	—	—	38.43	21.12	35,702	1.07	(.73)	11
April 30, 2016	40.62	(.54)	(5.34)	(5.88)	(3.01)	(3.01)	31.73	(14.87)	42,620	1.92[d,e]	(1.55)[e]	24
April 30, 2015	41.23	(.65)	1.65	1.00	(1.61)	(1.61)	40.62	2.28	61,045	2.01[d]	(1.55)	36
Class C
October 31, 2019**	$33.05	(.05)	.05	—[g]	—	—	$33.05	—h*	$69,784	.56d*	(.15)*	21*
April 30, 2019	33.55	(.23)	(.27)[f]	(.50)	—	—	33.05	(1.49)[f]	90,202	1.14[d]	(.65)	34
April 30, 2018	38.36	(.33)	(4.48)	(4.81)	—	—	33.55	(12.54)	151,222	1.13	(.91)	3
April 30, 2017	31.67	(.24)	6.93	6.69	—	—	38.36	21.12	258,272	1.07	(.73)	11
April 30, 2016	40.55	(.54)	(5.33)	(5.87)	(3.01)	(3.01)	31.67	(14.87)	333,721	1.92[d,e]	(1.54)[e]	24
April 30, 2015	41.16	(.65)	1.65	1.00	(1.61)	(1.61)	40.55	2.29	554,985	2.01[d]	(1.55)	36
Class M
October 31, 2019**	$33.95	(.01)	.05	.04	—	—	$33.99	.12*	$1,793	.43d*	(.03)*	21*
April 30, 2019	34.38	(.14)	(.29)[f]	(.43)	—	—	33.95	(1.25)[f]	2,033	.89[d]	(.39)	34
April 30, 2018	39.20	(.25)	(4.57)	(4.82)	—	—	34.38	(12.30)	2,701.88		(.66)	3
April 30, 2017	32.28	(.16)	7.08	6.92	—	—	39.20	21.44	3,260.82		(.49)	11
April 30, 2016	41.17	(.46)	(5.42)	(5.88)	(3.01)	(3.01)	32.28	(14.66)	2,942	1.67[d,e]	(1.29)[e]	24
April 30, 2015	41.67	(.55)	1.66	1.11	(1.61)	(1.61)	41.17	2.53	4,636	1.76[d]	(1.30)	36
Class R
October 31, 2019**	$34.75	.03	.06	.09	—	—	$34.84	.26*	$2,412	.31d*	.10*	21*
April 30, 2019	35.10	(.06)	(.29)[f]	(.35)	—	—	34.75	(1.00)[f]	3,096	.64[d]	(.16)	34
April 30, 2018	39.93	(.15)	(4.68)	(4.83)	—	—	35.10	(12.10)	4,799.63		(.41)	3
April 30, 2017	32.80	(.07)	7.20	7.13	—	—	39.93	21.74	8,362.57		(.22)	11
April 30, 2016	41.68	(.38)	(5.49)	(5.87)	(3.01)	(3.01)	32.80	(14.45)	12,552	1.42[d,e]	(1.07)[e]	24
April 30, 2015	42.06	(.45)	1.68	1.23	(1.61)	(1.61)	41.68	2.79	14,087	1.51[d]	(1.06)	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Equity Spectrum Fund	Equity Spectrum Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	on investments	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
October 31, 2019**	$36.26	.13	.06	.19	—	—	$36.45	.52*	$136,264	.05d*	.35*	21*
April 30, 2019	36.44	.12	(.30)[f]	(.18)	—	—	36.26	(.49)[f]	172,582	.14[d]	.32	34
April 30, 2018	41.25	.04	(4.85)	(4.81)	—	—	36.44	(11.66)	362,395.13		.09	3
April 30, 2017	33.71	.09	7.45	7.54	—	—	41.25	22.37	600,842.07		.26	11
April 30, 2016	42.54	(.19)	(5.63)	(5.82)	(3.01)	(3.01)	33.71	(14.03)	688,536	.92[d,e]	(.50)[e]	24
April 30, 2015	42.69	(.24)	1.70	1.46	(1.61)	(1.61)	42.54	3.30	1,726,399	1.01[d]	(.55)	36

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of average net assets
October 31, 2019	0.01%
April 30, 2019	0.02
April 30, 2016	0.10
April 30, 2015	0.01

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring litigation payment received by the fund from Altisource Portfolio Solutions SA which amounted to the following amounts per share outstanding on November 9, 2018:

Per share
Class A	$0.20
Class B	0.19
Class C	0.19
Class M	0.19
Class R	0.19
Class Y	0.20

This payment resulted in an increase to total returns of 0.56% for the year ended April 30, 2019.

g Amount represents less than $0.01 per share.

h Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32 Equity Spectrum Fund	Equity Spectrum Fund 33

Notes to financial statements 10/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2019 through October 31, 2019.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests in equity securities of companies of any size, including both growth and value stocks that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments, including common stocks, preferred stocks, convertible securities and warrants. This policy may be changed only after 60 days’ notice to shareholders. For purposes of this policy, the fund treats short sales of equity securities as investments in the equity securities sold short. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities. The fund may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

34 Equity Spectrum Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Equity Spectrum Fund 35

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $9,750,983 and the fund posted collateral of $11,052,182. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $24,411,075 and the value of securities loaned amounted to $24,164,635.

36 Equity Spectrum Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$101,168,928	$101,168,928

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $994 to its fiscal year ending April 30, 2020 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2019 and April 30, 2019, and (ii) specified ordinary and currency losses recognized between November 1, 2018 and April 30, 2019.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $345,018,264, resulting in gross unrealized appreciation and depreciation of $103,554,800 and $64,674,881, respectively, or net unrealized appreciation of $38,879,919.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Equity Spectrum Fund 37

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During, the reporting period, the fund’s negative performance adjustment exceeded the base fee by $410,395 and consequently Putnam Management made a payment in this amount to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of –0.104% of the fund’s average net assets, which included an effective base fee of 0.362% and a decrease of 0.466% ($1,833,340) based on performance.

Putnam Management has contractually agreed, through August 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

38 Equity Spectrum Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$167,887	Class R	3,214
Class B	14,839	Class Y	175,168
Class C	91,075	Total	$454,361
Class M	2,178

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,162 under the expense offset arrangements and by $15,255 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $252, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Equity Spectrum Fund 39

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$183,269
Class B	1.00%	1.00%	64,759
Class C	1.00%	1.00%	397,472
Class M	1.00%	0.75%	7,131
Class R	1.00%	0.50%	7,015
Total			$659,646

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,048 and $108 from the sale of class A and class M shares, respectively, and received $1,927 and $119 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $61 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$68,789,099	$88,583,562
U.S. government securities (Long-term)	—	—
Securities sold short	1,300,751	7,399,441
Total	$70,089,850	$95,983,003

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	213,721	$7,716,423	410,319	$15,154,737
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	213,721	7,716,423	410,319	15,154,737
Shares repurchased	(708,807)	(25,063,525)	(2,664,742)	(98,838,195)
Net decrease	(495,086)	$(17,347,102)	(2,254,423)	$(83,683,458)

40 Equity Spectrum Fund

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	66	$2,200	5,063	$154,937
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	66	2,200	5,063	154,937
Shares repurchased	(87,513)	(2,886,413)	(218,025)	(7,447,752)
Net decrease	(87,447)	$(2,884,213)	(212,962)	$(7,292,815)

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	24,836	$810,137	172,994	$5,951,859
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	24,836	810,137	172,994	5,951,859
Shares repurchased	(642,734)	(21,222,686)	(1,951,184)	(67,003,041)
Net decrease	(617,898)	$(20,412,549)	(1,778,190)	$(61,051,182)

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	522	$17,570	2,582	$89,970
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	522	17,570	2,582	89,970
Shares repurchased	(7,659)	(259,971)	(21,287)	(748,596)
Net decrease	(7,137)	$(242,401)	(18,705)	$(658,626)

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	5,062	$174,126	16,940	$601,960
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	5,062	174,126	16,940	601,960
Shares repurchased	(24,939)	(858,389)	(64,573)	(2,295,603)
Net decrease	(19,877)	$(684,263)	(47,633)	$(1,693,643)

	SIX MONTHS ENDED 10/31/19		YEAR ENDED 4/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	158,243	$5,720,973	1,880,844	$71,438,232
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	158,243	5,720,973	1,880,844	71,438,232
Shares repurchased	(1,178,923)	(42,500,294)	(7,065,393)	(265,627,334)
Net decrease	(1,020,680)	$(36,779,321)	(5,184,549)	$(194,189,102)

Equity Spectrum Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Change in
						unrealized	Shares
	Fair value as			Investment		appreciation	outstanding as	Fair value as
Name of affiliate	of 4/30/19	Purchase cost	Sale proceeds	income	Realized gain (loss)	(depreciation)	of 10/31/2019	of 10/31/19
Short-term investments
Putnam Cash Collateral Pool, LLC*	$39,174,270	$148,264,087	$163,027,282	$330,520	$—	$—	24,411,075	$24,411,075
Putnam Short Term Investment Fund**	73,978,422	79,082,634	139,209,449	581,164	—	—	13,851,607	13,851,607
Total Short-term investments	113,152,692	227,346,721	302,236,731	911,684	—	—		38,262,682
Common stocks***
Real estate
Altisource Asset Management Corp.	4,488,750	—	645,443	—	(7,482,213)	5,211,384	116,050	1,572,478
Total Common stocks	4,488,750	—	645,443	—	(7,482,213)	5,211,384		1,572,478
Convertible preferred stocks
Altisource Asset Management Corp.
cv. pfd.	9,000,000	—	—	—	—	—	50,000	9,000,000
Total Convertible preferred stocks	9,000,000	—	—	—	—	—		9,000,000
Totals	$126,641,442	$227,346,721	$302,882,174	$911,684	$(7,482,213)	$5,211,384		$48,835,160

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

***Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42 Equity Spectrum Fund	Equity Spectrum Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Equity Spectrum Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA106 318944 12/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019